0 Array Technologies 1Q 2023 Earnings Call May 9, 2023

1 Disclaimer Forward-Looking Statements and Other Information This presentation contains forward-looking statements, as the term is used within federal securities laws. All statements other than those of historical fact which appear in this presentation, including (without limitation) statements regarding our future results, financial positions, operations, business strategies, plans, objectives, expectations, intentions, and predictions, are forward-looking statements. Additional indicators that a statement is forward-looking may include the use of descriptors or qualifiers, such as: “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Important factors that could cause actual results to differ materially from our expectations include: (i) changes in the demand for solar energy projects; (ii) competition from conventional and renewable energy sources that may offer products and solutions that are less expensive or otherwise perceived to be more advantageous than solar energy solutions; (iii) a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; (iv) failure to retain key personnel or failure to attract additional qualified personnel; (v) defects or performance problems in our products that could result in loss of customers, reputational damage, a loss of revenue, and warranty, indemnity and product liability claims; (vi) a drop in the price of electricity derived from the utility grid or from alternative energy sources; (vii) our ability to successfully integrate the business of STI Norland into our business or achieve the anticipated benefits of the acquisition of STI Norland; (viii) challenges in our ability to consolidated the financial reporting of our acquired foreign subsidiaries; (ix) the effect of the capped call transactions on the value of our 1.00% Convertible Senior Notes due 2028 (the “Convertible Notes”) and the market price of our common stock; (x) the potential of the fundamental change repurchase feature of the Convertible Notes to delay or prevent an otherwise beneficial attempt to acquire us; (xi) delays, disruptions or quality control problems in our product development operations; (xii) the risks of severe weather events, natural disasters and other catastrophic events; (xiii) our ability to manage the financial regulatory and competitive risks of our continued expansion into new markets; (xiv) developments in alternative technologies that may have an effect on demand for our offerings; (xv) the effects of a further increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and could reduce the demand for our products; (xvi) changes to tax laws and regulations that are applied adversely to us or our customers; (xvii) existing electric utility industry policies and regulations, and any subsequent changes, that may present technical, regulatory and economic barriers to the purchase and use of solar energy systems; (xviii) the interruption of the flow of materials from international vendors, including as a result of the imposition of additional duties, tariffs and other charges or restrictions on imports and exports; (xix) changes in the global trade environment, including the imposition of import tariffs; (xx) economic, political and market conditions, including the Russian-Ukraine conflict, uncertain credit and global financial markets resulting from increasing inflation and interest rates along with recent bank failures, and the COVID-19 pandemic; (xxi) the reduction, elimination or expiration of government incentives for, or regulations mandating the use of, renewable energy and solar energy specifically; (xxii) our ability to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; (xxiii) significant changes in the costs of raw materials; (xxiv) the determination to restate prior period financial statements could negatively affect investor confidence and raise reputational issues; (xxv) the implementation of the IRA may not deliver as much growth as we are anticipating; (xxvi) our ability to remediate our material weaknesses on a timely basis or at all; (xxvii) the effect of our substantial indebtedness on our financial condition; and (xxviii) the occurrence of cybersecurity incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information. These forward-looking statements are only predictions. They relate to future events, performance, and variables, and involve risks and uncertainties both known and unknown. It is possible that levels of activity, performance or achievements will materially differ from what is implied by the forward-looking statements contained within this presentation and associated materials and explication. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events, or implications of certainty. The forward-looking statements in this presentation represent our expectations as of the date the presentation was created. We anticipate that subsequent events and developments will cause our expectations to change. We undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Non-GAAP Financial Information This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share. We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, (ii)foreign currency (gain) loss, (iii) preferred dividends and accretion, (iv) interest expense, (v) income tax (benefit) expense, (vi) depreciation expense, (vii) amortization of intangibles, (viii) equity-based compensation, (ix) change in fair value of derivative assets, (x) change in fair value of contingent consideration, (xi) certain legal expense, (xii) certain acquisition costs, and (xiii) other costs. We define Adjusted Net Income as net income (loss) to common shareholders plus (i) amortization of intangibles, (ii) amortization of debt discount and issuance costs (iii) preferred accretion, (iv) equity-based compensation, (v) change in fair value of derivative assets, (vi) change in fair value of contingent consideration, (vii) certain legal expense, (viii) certain acquisition related costs, (ix) other costs, and (x) income tax (expense) benefit of adjustments. A detailed reconciliation between GAAP results and results excluding special items (“non- GAAP”) is included within this presentation. We calculate net income (loss) per share as net income (loss) to common shareholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted Net Income per share as Adjusted Net Income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures. Market and Industry Data This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

2 Business Update Kevin Hostetler, CEO

3 Executive Summary  Total revenue growth of 25% to $376.8 million  Gross Margin of 26.9%, an expansion of 1810 bps from Q1 2022  Adjusted EBITDA (1) increased to $67.0 million, from $0.7 million in Q1 2022  Free cash flow (2) increased to $41.9 million from ($52.5) million in Q1 2022 Highlights (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure (2) Free Cash Flow calculated as cash from (used in) operating activities less purchase of property, plant and equipment $0.7 $67.0 Q1 Adjusted EBITDA(1) Adjusted EBITDA % 2022 2023 $300.6 $376.8 Q1 Revenue 2022 2023 0.2% 17.8% ($M) Selected Financials

4 Current 2023 Environment Market & Industry Update Anticipated 2024 Dynamics  IRA provisions on domestic content and the resulting supply chain dynamics will be clarified  Top-of-funnel projects accelerate through order process  Project timing returns to normalized cadence  Array well-positioned for market expansion with complete suite of product and software offerings  IRA benefits deliver incremental profitability and cashflow  Setting foundation for future IRA implementation  Overall demand health and pipeline remains strong in the U.S.  Uncertainty around IRA domestic content guidelines contributing to U.S. project and order delays  Array continues disciplined product and pricing principles  Earnings benefit of IRA still uncertain  International business executing as expected

Business Update

Key Business Accomplishments

- Improved Contracting Framework provided more consistent, profitable results
- Six consecutive quarters of gross margin expansion
- Launch of OmniTrack and STI H250
- 400 bps improvement in past due shipments
- Working Capital Efficiency led to 38-day improvement in cash conversion cycle

Current Focus Areas

- Deliver on Organizational Efficiency resulting from digital transformation and process-improvement initiatives
- Solidify long-term capital deployment strategy and leverage goals
- Flawless launch of OmniTrack, STI H250, and SmartTrack enhancements
- Remediate material weaknesses and strengthen internal controls

5

ARRAY

6 Financial Update Nipul Patel, CFO

7 Three Months Ended March 31, 2023 ($ in millions, except EPS Data) 2023 2022 Y/Y Revenue $376.8 $300.6 +$76.2 Gross margin 26.9% 8.8% + 1810 bps Net income (loss) to Common Shareholders $13.6 ($37.5) +$51.1 Diluted EPS $0.09 ($0.25) $0.34 Adjusted EBITDA(1) $67.0 $0.7 +$66.3 Adjusted net income(1) $37.3 $0.5 +$36.8 Adjusted, Diluted EPS(1) $0.25 $0.00 +$0.25 Free Cash Flow(2) $41.9 ($52.5) +$94.4 1Q 2023 Financial Results 1Q Snapshot Q/Q Comparison (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure (2) Free Cash Flow calculated as cash from (used in) operating activities less purchase of property, plant and equipment  Revenue up 25% from volume and ASP growth  Gross margin increased to 26.9% from 8.8% driven by projects with improved pass-through pricing, favorable project mix, and freight favorability  Adjusted EBITDA increased to $67.0 million, compared to $0.7 million for the prior-year period  Free cash flow of $41.9 million, a $94.4 million improvement from prior year on better working capital efficiency and improved profitability

8 Updated FY 2023 Guidance Full Year Ending December 31, 2023 Revenue $1.80 billion to $1.90 billion Prior: $1.80 billion to $1.95 billion Adjusted EBITDA(1) $240 million to $265 million Prior: $240 million to $265 million Adjusted net income per common share(1) $0.75 to $0.85 Prior: $0.75 to $0.85 (1) A reconciliation of projected adjusted EBITDA and adjusted net income per share, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2023 outlook, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results. Segment Specifics Legacy Array STI Norland Revenue $1.375 billion to $1.425 billion Prior: $1.375 billion to $1.475 billion $425 million to $475 million Prior: $425 million to $475 million Gross Margin Low Twenties Prior: Low Twenties Low Twenties Prior: Low Twenties

9 Appendix

10 Adjusted EBITDA Reconciliation Three Months Ended March 31, 2023 2022 Net income (loss) $ 26,132 $ (25,937) Preferred dividends and accretion 12,484 11,606 Net income (loss) to common shareholders $ 13,648 $ (37,543) Other expense, net (194) (743) Foreign currency (gain) loss 194 (3,863) Preferred dividends and accretion 12,484 11,606 Interest expense 9,500 6,942 Income tax (benefit) expense 9,876 (14,743) Depreciation expense 745 588 Amortization of intangibles 13,788 23,138 Equity-based compensation 3,340 4,508 Change in fair value of derivative assets 1,950 — Change in fair value of contingent consideration 1,338 (3,731) Legal expense(a) 303 1,046 M&A(b) — 11,183 Other costs (c) — 2,346 Adjusted EBITDA $ 66,972 $ 734 (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, and (iii) other litigation/settlements. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland. (c) For the three months ended March 31, 2022, other costs represent costs associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate to repeat in the future.

11 Adjusted Net Income Reconciliation Three Months Ended March 31, 2023 2022 Net income (loss) $ 26,132 $ (25,937) Preferred dividends and accretion 12,484 11,606 Net income (loss) to common shareholders $ 13,648 $ (37,543) Amortization of intangibles 13,788 23,138 Amortization of debt discount and issuance costs 2,826 1,710 Preferred accretion 6,135 5,353 Equity based compensation 3,340 4,508 Change in fair value of derivative assets 1,950 — Change in fair value of contingent consideration 1,338 (3,731) Legal expense(a) 303 1,046 M&A (b) — 11,183 Other costs(c) — 2,346 Income tax expense of adjustments(d) (6,044) (7,551) Adjusted Net Income $ 37,284 $ 459 (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, and (iii) other litigation/settlements. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland. (c) For the three months ended March 31, 2022, other costs represent costs associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate to repeat in the future.

12 Adjusted EPS Reconciliation Three Months Ended March 31, 2023 2022 Income (loss) per common share Basic $ 0.09 $ (0.25) Diluted $ 0.09 $ (0.25) Weighted average number of common shares outstanding Basic 150,607 148,288 Diluted 151,795 148,288 Adjusted net income (loss) per common share Basic $ 0.25 $ — Diluted $ 0.25 $ — Weighted average number of common shares outstanding Basic 150,607 148,288 Diluted 151,795 148,288